UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: March 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	March 31, 2014

LEGG MASON BW

DIVERSIFIED

LARGE CAP

VALUE FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason BW Diversified Large Cap Value Fund for the six-month reporting period ended March 31, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

April 25, 2014

II	Legg Mason BW Diversified Large Cap Value Fund

Investment commentary

Economic review

While the pace was uneven, the U.S. economy continued to grow over the six months ended March 31, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% during the third quarter of 2013, its best reading since the fourth quarter of 2011. The economy then decelerated during the fourth quarter of 2013, with GDP growth of 2.6%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments. The Commerce Department’s initial reading for first quarter 2014 GDP growth, released after the reporting period ended, was 0.1%. The sharp decline in growth was partially attributed to severe winter weather in the U.S., as well as slower growth overseas. In particular, the Commerce Department reported that moderating growth “primarily reflected downturns in exports and in nonresidential fixed investment, a larger decrease in private inventory investment, a deceleration in PCE [personal consumption expenditures], and a downturn in state and local government spending.”

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.2%. Unemployment then declined to 7.0% in November, 6.7% in December and 6.6% in January 2014, the latter being its lowest level since October 2008. Unemployment then ticked up to 6.7% in February 2014 and was unchanged in March 2014. Falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 63.2% in March 2014, close to its lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 35.8% of the 10.5 million Americans looking for work in March 2014 had been out of work for more than six months.

Sales of existing-homes declined at times during the reporting period given rising mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), existing-home sales fell 0.2% on a seasonally adjusted basis in March 2014 versus the previous month’s sales. However, the NAR reported that the median existing-home price for all housing types was $198,500 in March 2014, up 7.9% from March 2013. The inventory of homes available for sale in March 2014 was 5.0% higher than the previous month at a 5.2 month supply at the current sales pace and 3.1% higher than in March 2013.

The manufacturing sector continued to expand, although it temporarily decelerated in early 2014. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all six months of the reporting period. It peaked in October 2013, with a PMI of 57.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s highest reading since April 2011. The PMI then moderated somewhat in December 2013 to 56.5 and fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up to 53.2 in February and 53.7 in March 2014. During March 2014, fourteen of the eighteen industries within the PMI expanded, versus eleven expanding in January 2014.

Legg Mason BW Diversified Large Cap Value Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At a press conference following its meeting that ended on June 19, 2013, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program. Then, at its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion a month ($30 billion per month of agency MBS and $35 billion per month of longer-term Treasury securities). This was Ben Bernanke’s final meeting as the Chairman of the Federal Reserve Board. Janet Yellen was approved by the U.S. Senate in January 2014, and became Chair of the Fed on February 3, 2014. At its meeting that concluded on March 19, 2014, the Fed announced a further tapering of its asset purchases in April to a total of $55 billion a month ($25 billion per month of agency MBS and $30 billion per month of longer-term Treasuries). Finally, at its meeting that ended on April 30, 2014, after the reporting period ended, the Fed cut its monthly asset purchases. Beginning in May, it will buy a total of $45 billion a month ($20 billion per month of agency MBS and $25 billion per month of longer-term Treasuries).

Q. What factors impacted the U.S. stock market during the reporting period?

A. While there were periods of volatility and several “flights to quality,” the U.S. stock market generated strong results during the reporting period. Despite a number of macro issues, including some mixed economic data and geopolitical concerns, the market posted positive results during the first three months of the period. The market then weakened in January 2014, due to concerns related to China’s economy and the potential for moderating global growth. However, the setback was only temporary, as stocks rallied sharply in February given generally solid corporate profits and robust investor demand. Despite some disappointing economic data and increased geopolitical issues, the market was highly resilient and posted a modest gain in March 2014. All told, for the six months ended March 31, 2014, the S&P 500 Indexv gained 12.51%.

IV	Legg Mason BW Diversified Large Cap Value Fund

Looking at the U.S. stock market more closely, large-cap stocks generated the best returns during the six months ended March 31, 2014, with the Russell 1000 Indexvi returning 12.48%. In contrast, the Russell Midcap Indexvii returned 12.21% and small-cap stocks, as measured by the Russell 2000 Indexviii, returned 9.94%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 11.43% and 13.16%, respectively.

Performance review

For the six months ended March 31, 2014, Class A shares of Legg Mason BW Diversified Large Cap Value Fund, excluding sales charges, returned 13.09%. The Fund’s unmanaged benchmark, the Russell 1000 Value Indexxi, returned 13.33% for the same period. The Lipper Large-Cap Value Funds Category Average1 returned 12.26% over the same time frame.

Performance Snapshot as of March 31, 2014 (unaudited)
(excluding sales charges)	6 Months
Legg Mason BW Diversified Large Cap Value Fund:
Class A	13.09%
Class A2	13.03%
Class C	12.70%
Class I	13.16%
Class IS	13.26%
Russell 1000 Value Index	13.33%
Lipper Large-Cap Value Funds Category Average[1]	12.26%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance of Class R shares is not shown because this share class commenced operations on January 31, 2014.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2014, the gross total annual operating expense ratios for Class A, Class A2, Class C, Class I and Class IS were 1.45%, 1.44%, 2.17% , 1.08% and 0.84%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 491 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason BW Diversified Large Cap Value Fund	V

Investment commentary (cont’d)

shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.30% for Class A shares, 1.50% for Class A2 shares, 2.05% for Class C shares, 0.95% for Class I shares and 0.85% for Class IS shares. In addition, the total annual operating expenses of Class IS shares will not exceed those of Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, so that the ratio of expenses, to average net assets is not expected to exceed 1.10% for Class A shares, 1.30% for Class A2 shares, 1.85% for Class C shares and 0.85% for Class I shares. These expense limitation arrangements are expected to continue until December 31, 2015 but may be terminated at any time by the manager.

The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

April 25, 2014

RISKS: Equity securities are subject to market fluctuations. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Legg Mason BW Diversified Large Cap Value Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

viii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

ix

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xi

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

Legg Mason BW Diversified Large Cap Value Fund	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2014 and September 30, 2013. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason BW Diversified Large Cap Value Fund 2014 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2013 and held for the six months ended March 31, 2014, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	13.09%	$1,000.00	$1,130.90	1.10%	$5.84	[3]	Class A	5.00%	$1,000.00	$1,019.45	1.10%	$5.54
Class A2	13.03	1,000.00	1,130.30	1.30	6.90	[3]	Class A2	5.00	1,000.00	1,018.45	1.30	6.54
Class C	12.70	1,000.00	1,127.00	1.85	9.81	[3]	Class C	5.00	1,000.00	1,015.71	1.85	9.30
Class R4	6.67	1,000.00	1,066.70	1.35	2.18	[5]	Class R	5.00	1,000.00	1,018.20	1.35	6.79
Class I	13.16	1,000.00	1,131.60	0.85	4.52	[3]	Class I	5.00	1,000.00	1,020.69	0.85	4.28
Class IS	13.26	1,000.00	1,132.60	0.82	4.36	[3]	Class IS	5.00	1,000.00	1,020.84	0.82	4.13

2	Legg Mason BW Diversified Large Cap Value Fund 2014 Semi-Annual Report

[1]	For the six months ended March 31, 2014, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

[4]	For the period January 31, 2014 (inception date) to March 31, 2014.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (57), then divided by 365.

Legg Mason BW Diversified Large Cap Value Fund 2014 Semi-Annual Report	3

Schedule of investments (unaudited)

March 31, 2014

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Common Stocks — 98.8%
Consumer Discretionary — 7.0%
Auto Components — 0.9%
Delphi Automotive PLC	27,000	$1,832,220
Goodyear Tire & Rubber Co.	23,000	600,990
Johnson Controls Inc.	71,400	3,378,648
Lear Corp.	8,600	719,992
TRW Automotive Holdings Corp.	12,200	995,764	*
Total Auto Components		7,527,614
Hotels, Restaurants & Leisure — 0.4%
Carnival Corp.	41,500	1,571,190
Hyatt Hotels Corp., Class A Shares	3,300	177,573	*
Royal Caribbean Cruises Ltd.	17,600	960,256
Wyndham Worldwide Corp.	5,300	388,119
Total Hotels, Restaurants & Leisure		3,097,138
Household Durables — 0.3%
Newell Rubbermaid Inc.	30,000	897,000
Tupperware Brands Corp.	5,400	452,304
Whirlpool Corp.	5,400	807,084
Total Household Durables		2,156,388
Leisure Equipment & Products — 0.1%
Hasbro Inc.	13,500	750,870
Media — 3.2%
DIRECTV	57,200	4,371,224	*
Gannett Co. Inc.	23,800	656,880
Omnicom Group Inc.	23,000	1,669,800
Time Warner Inc.	150,100	9,806,033
Viacom Inc., Class B Shares	97,100	8,252,529
Total Media		24,756,466
Multiline Retail — 1.1%
Dillard’s Inc., Class A Shares	2,000	184,800
Dollar General Corp.	15,500	859,940	*
Kohl’s Corp.	22,700	1,289,360
Macy’s Inc.	83,000	4,921,070
Nordstrom Inc.	18,300	1,142,835
Total Multiline Retail		8,398,005
Specialty Retail — 0.9%
AutoNation Inc.	9,400	500,362	*
AutoZone Inc.	3,500	1,879,850	*

See Notes to Financial Statements.

4	Legg Mason BW Diversified Large Cap Value Fund 2014 Semi-Annual Report

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Specialty Retail — continued
Bed Bath & Beyond Inc.	22,800	$1,568,640	*
Foot Locker Inc.	10,300	483,894
Gap Inc.	21,760	871,705
Penske Automotive Group Inc.	9,500	406,220
PetSmart Inc.	4,800	330,672
Ross Stores Inc.	10,600	758,430
Total Specialty Retail		6,799,773
Textiles, Apparel & Luxury Goods — 0.1%
Fossil Group Inc.	3,800	443,118	*
Total Consumer Discretionary		53,929,372
Consumer Staples — 8.5%
Beverages — 0.3%
Coca-Cola Enterprises Inc.	27,900	1,332,504
Dr. Pepper Snapple Group Inc.	13,800	751,548
Total Beverages		2,084,052
Food & Staples Retailing — 4.7%
CVS Caremark Corp.	128,100	9,589,566
Kroger Co.	54,300	2,370,195
Sysco Corp.	52,000	1,878,760
Wal-Mart Stores Inc.	298,900	22,844,927
Total Food & Staples Retailing		36,683,448
Food Products — 1.3%
Archer-Daniels-Midland Co.	68,700	2,980,893
Bunge Ltd.	12,800	1,017,728
General Mills Inc.	66,200	3,430,484
J.M. Smucker Co.	8,370	813,899
Pilgrim’s Pride Corp.	18,200	380,744	*
Tyson Foods Inc., Class A Shares	29,500	1,298,295
Total Food Products		9,922,043
Household Products — 0.6%
Energizer Holdings Inc.	5,700	574,218
Kimberly-Clark Corp.	39,900	4,398,975
Total Household Products		4,973,193
Personal Products — 0.1%
Herbalife Ltd.	7,100	406,617
Tobacco — 1.5%
Altria Group Inc.	179,100	6,703,713
Lorillard Inc.	39,000	2,109,120

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

March 31, 2014

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Tobacco — continued
Reynolds American Inc.	56,700	$3,028,914
Total Tobacco		11,841,747
Total Consumer Staples		65,911,100
Energy — 10.3%
Energy Equipment & Services — 1.3%
Baker Hughes Inc.	30,700	1,996,114
Halliburton Co.	59,700	3,515,733
National-Oilwell Varco Inc.	44,800	3,488,576
Oil States International Inc.	2,700	266,220	*
Patterson-UTI Energy Inc.	10,800	342,144
Rowan Cos. PLC, Class A Shares	13,000	437,840	*
Total Energy Equipment & Services		10,046,627
Oil, Gas & Consumable Fuels — 9.0%
Chesapeake Energy Corp.	46,700	1,196,454
ConocoPhillips	162,200	11,410,770
CONSOL Energy Inc.	16,100	643,195
Devon Energy Corp.	42,200	2,824,446
Energen Corp.	900	72,729
Exxon Mobil Corp.	303,500	29,645,880
Hess Corp.	35,900	2,975,392
Marathon Oil Corp.	66,200	2,351,424
Marathon Petroleum Corp.	20,900	1,819,136
Murphy Oil Corp.	17,900	1,125,194
Occidental Petroleum Corp.	84,100	8,013,889
Phillips 66	63,800	4,916,428
QEP Resources Inc.	8,800	259,072
Valero Energy Corp.	51,000	2,708,100
Total Oil, Gas & Consumable Fuels		69,962,109
Total Energy		80,008,736
Exchange-Traded Funds — 1.3%
iShares Trust - iShares Russell 1000 Value Index Fund	108,300	10,450,950
Financials — 27.7%
Capital Markets — 4.6%
Ameriprise Financial Inc.	20,700	2,278,449
Bank of New York Mellon Corp.	120,100	4,238,329
BlackRock Inc.	17,600	5,534,848
Franklin Resources Inc.	66,400	3,597,552
Goldman Sachs Group Inc.	47,000	7,700,950

See Notes to Financial Statements.

6	Legg Mason BW Diversified Large Cap Value Fund 2014 Semi-Annual Report

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Capital Markets — continued
Invesco Ltd.	46,300	$1,713,100
Morgan Stanley	204,400	6,371,148
Northern Trust Corp.	21,900	1,435,764
State Street Corp.	46,600	3,241,030
Total Capital Markets		36,111,170
Commercial Banks — 13.6%
Bank of America Corp.	1,121,100	19,282,920
BB&T Corp.	64,000	2,570,880
CIT Group Inc.	21,000	1,029,420
Citigroup Inc.	122,400	5,826,240
Comerica Inc.	19,400	1,004,920
Commerce Bancshares Inc.	10,000	464,200
Cullen/Frost Bankers Inc.	5,400	418,662
Fifth Third Bancorp	88,800	2,037,960
Huntington Bancshares Inc.	86,700	864,399
JPMorgan Chase & Co.	429,800	26,093,158
KeyCorp	94,900	1,351,376
PNC Financial Services Group Inc.	55,400	4,819,800
Regions Financial Corp.	145,600	1,617,616
SunTrust Banks Inc.	56,000	2,228,240
U.S. Bancorp	173,100	7,419,066
Wells Fargo & Co.	558,100	27,759,894
Zions Bancorporation	19,300	597,914
Total Commercial Banks		105,386,665
Consumer Finance — 2.3%
American Express Co.	112,500	10,128,375
Capital One Financial Corp.	53,200	4,104,912
Discover Financial Services	50,600	2,944,414
SLM Corp.	40,700	996,336
Total Consumer Finance		18,174,037
Diversified Financial Services — 0.2%
Principal Financial Group Inc.	30,800	1,416,492
Insurance — 6.8%
ACE Ltd.	35,400	3,506,724
AFLAC Inc.	48,700	3,070,048
Alleghany Corp.	1,700	692,546	*
Allstate Corp.	48,400	2,738,472
American Financial Group Inc.	22,800	1,315,788

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

March 31, 2014

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Insurance — continued
American International Group Inc.	154,000	$7,701,540
Arch Capital Group Ltd.	13,800	794,052	*
Assurant Inc.	7,800	506,688
Assured Guaranty Ltd.	9,000	227,880
Axis Capital Holdings Ltd.	11,900	545,615
Chubb Corp.	65,400	5,840,220
Cincinnati Financial Corp.	14,300	695,838
Everest Re Group Ltd.	5,100	780,555
Genworth Financial Inc., Class A Shares	34,700	615,231	*
HCC Insurance Holdings Inc.	14,000	636,860
Lincoln National Corp.	27,700	1,403,559
Loews Corp.	93,600	4,123,080
Old Republic International Corp.	27,200	446,080
PartnerRe Ltd.	5,600	579,600
Progressive Corp.	28,400	687,848
Prudential Financial Inc.	48,400	4,097,060
Reinsurance Group of America Inc.	8,600	684,818
RenaissanceRe Holdings Ltd.	12,000	1,171,200
Torchmark Corp.	24,400	1,920,280
Travelers Cos. Inc.	80,500	6,850,550
Unum Group	27,600	974,556
Total Insurance		52,606,688
Thrifts & Mortgage Finance — 0.2%
New York Community Bancorp Inc.	46,100	740,827
People’s United Financial Inc.	33,600	499,632
Total Thrifts & Mortgage Finance		1,240,459
Total Financials		214,935,511
Health Care — 11.3%
Biotechnology — 1.3%
Amgen Inc.	78,600	9,694,524
United Therapeutics Corp.	1,767	166,151	*
Total Biotechnology		9,860,675
Health Care Equipment & Supplies — 2.3%
Becton, Dickinson & Co.	20,300	2,376,724
CareFusion Corp.	17,400	699,828	*
Covidien PLC	48,100	3,543,046
Medtronic Inc.	104,100	6,406,314
St. Jude Medical Inc.	29,900	1,955,161

See Notes to Financial Statements.

8	Legg Mason BW Diversified Large Cap Value Fund 2014 Semi-Annual Report

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Health Care Equipment & Supplies — continued
Zimmer Holdings Inc.	33,800	$3,196,804
Total Health Care Equipment & Supplies		18,177,877
Health Care Providers & Services — 2.6%
Cardinal Health Inc.	35,400	2,477,292
CIGNA Corp.	29,500	2,470,035
HCA Holdings Inc.	21,900	1,149,750	*
Humana Inc.	16,400	1,848,608
UnitedHealth Group Inc.	106,000	8,690,940
Universal Health Services Inc., Class B Shares	7,200	590,904
WellPoint Inc.	31,200	3,105,960
Total Health Care Providers & Services		20,333,489
Pharmaceuticals — 5.1%
Merck & Co. Inc.	305,500	17,343,235
Pfizer Inc.	690,900	22,191,708
Total Pharmaceuticals		39,534,943
Total Health Care		87,906,984
Industrials — 12.9%
Aerospace & Defense — 3.2%
General Dynamics Corp.	39,600	4,313,232
Honeywell International Inc.	62,100	5,760,396
L-3 Communications Holdings Inc.	9,400	1,110,610
Lockheed Martin Corp.	33,600	5,484,864
Northrop Grumman Corp.	31,200	3,849,456
Raytheon Co.	33,700	3,329,223
Rockwell Collins Inc.	14,000	1,115,380
Total Aerospace & Defense		24,963,161
Airlines — 0.6%
Alaska Air Group Inc.	7,300	681,163
Delta Air Lines Inc.	66,200	2,293,830
Southwest Airlines Co.	73,700	1,740,057
Total Airlines		4,715,050
Commercial Services & Supplies — 0.1%
Republic Services Inc.	32,300	1,103,368
Construction & Engineering — 0.3%
Fluor Corp.	17,000	1,321,410
Quanta Services Inc.	18,000	664,200	*
URS Corp.	7,800	367,068
Total Construction & Engineering		2,352,678

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2014 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

March 31, 2014

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Electrical Equipment — 0.6%
Emerson Electric Co.	67,500	$4,509,000
Industrial Conglomerates — 4.5%
General Electric Co.	1,151,500	29,812,335
United Technologies Corp.	45,300	5,292,852
Total Industrial Conglomerates		35,105,187
Machinery — 2.1%
AGCO Corp.	10,100	557,116
Caterpillar Inc.	44,800	4,451,776
Cummins Inc.	17,800	2,652,022
Dover Corp.	15,700	1,283,475
Ingersoll-Rand PLC	19,600	1,121,904
Oshkosh Corp.	9,200	541,604
PACCAR Inc.	5,650	381,036
Parker Hannifin Corp.	15,600	1,867,476
Snap-on Inc.	6,000	680,880
Stanley Black & Decker Inc.	16,700	1,356,708
Terex Corp.	7,700	341,110
Trinity Industries Inc.	3,600	259,452
WABCO Holdings Inc.	5,700	601,692	*
Total Machinery		16,096,251
Professional Services — 0.1%
Dun & Bradstreet Corp.	4,100	407,335
Road & Rail — 1.4%
AMERCO	1,400	324,968
CSX Corp.	106,200	3,076,614
Norfolk Southern Corp.	32,600	3,167,742
Union Pacific Corp.	21,800	4,090,988
Total Road & Rail		10,660,312
Total Industrials		99,912,342
Information Technology — 14.9%
Communications Equipment — 1.6%
Harris Corp.	11,100	812,076
Juniper Networks Inc.	24,800	638,848	*
Motorola Solutions Inc.	17,900	1,150,791
QUALCOMM Inc.	118,700	9,360,682
Total Communications Equipment		11,962,397
Computers & Peripherals — 6.2%
Apple Inc.	62,600	33,599,924

See Notes to Financial Statements.

10	Legg Mason BW Diversified Large Cap Value Fund 2014 Semi-Annual Report

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Computers & Peripherals — continued
EMC Corp.	142,300	$3,900,443
Hewlett-Packard Co.	200,600	6,491,416
SanDisk Corp.	21,900	1,778,061
Western Digital Corp.	24,600	2,258,772
Total Computers & Peripherals		48,028,616
Electronic Equipment, Instruments & Components — 0.6%
Arrow Electronics Inc.	10,500	623,280	*
Avnet Inc.	22,700	1,056,231
Corning Inc.	152,400	3,172,968
Total Electronic Equipment, Instruments & Components		4,852,479
IT Services — 0.4%
Computer Sciences Corp.	15,500	942,710
Global Payments Inc.	7,100	504,881
Western Union Co.	22,040	360,574
Xerox Corp.	128,500	1,452,050
Total IT Services		3,260,215
Semiconductors & Semiconductor Equipment — 1.1%
Intel Corp.	235,200	6,070,512
Lam Research Corp.	11,400	627,000	*
Marvell Technology Group Ltd.	51,400	809,550
NVIDIA Corp.	60,400	1,081,764
Total Semiconductors & Semiconductor Equipment		8,588,826
Software — 5.0%
Broadridge Financial Solutions Inc.	8,400	311,976
CA Inc.	47,700	1,477,269
Microsoft Corp.	582,900	23,893,071
Oracle Corp.	315,800	12,919,378
Total Software		38,601,694
Total Information Technology		115,294,227
Materials — 2.8%
Chemicals — 2.1%
Albemarle Corp.	8,300	551,286
Ashland Inc.	8,200	815,736
Celanese Corp., Series A Shares	16,700	927,017
CF Industries Holdings Inc.	3,900	1,016,496
E.I. du Pont de Nemours & Co.	79,100	5,307,610
Eastman Chemical Co.	10,700	922,447
Huntsman Corp.	25,100	612,942

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2014 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

March 31, 2014

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Chemicals — continued
LyondellBasell Industries NV, Class A Shares	58,600	$5,211,884
Rockwood Holdings Inc.	3,600	267,840
Westlake Chemical Corp.	14,000	926,520
Total Chemicals		16,559,778
Containers & Packaging — 0.5%
Ball Corp.	9,800	537,138
Bemis Co. Inc.	10,800	423,792
Crown Holdings Inc.	15,000	671,100	*
MeadWestvaco Corp.	12,200	459,208
Owens-Illinois Inc.	17,200	581,876	*
Rock-Tenn Co., Class A Shares	5,000	527,850
Sonoco Products Co.	9,900	406,098
Total Containers & Packaging		3,607,062
Metals & Mining — 0.2%
Alcoa Inc.	50,700	652,509
Nucor Corp.	12,600	636,804
Steel Dynamics Inc.	19,500	346,905
Total Metals & Mining		1,636,218
Total Materials		21,803,058
Utilities — 2.1%
Electric Utilities — 1.0%
American Electric Power Co. Inc.	34,200	1,732,572
Duke Energy Corp.	49,600	3,532,512
Exelon Corp.	42,300	1,419,588
Northeast Utilities	28,700	1,305,850
Total Electric Utilities		7,990,522
Independent Power Producers & Energy Traders — 0.2%
AES Corp.	77,500	1,106,700
Multi-Utilities — 0.8%
Alliant Energy Corp.	11,600	658,996
Ameren Corp.	25,300	1,042,360
MDU Resources Group Inc.	16,700	572,977
Public Service Enterprise Group Inc.	40,500	1,544,670
Sempra Energy	17,800	1,722,328
Wisconsin Energy Corp.	15,900	740,145
Total Multi-Utilities		6,281,476

See Notes to Financial Statements.

12	Legg Mason BW Diversified Large Cap Value Fund 2014 Semi-Annual Report

Legg Mason BW Diversified Large Cap Value Fund

Security		Shares	Value
Water Utilities — 0.1%
American Water Works Co. Inc.		15,200	$690,080
Total Utilities			16,068,778
Total Investments before Short-Term Investments (Cost — $578,968,586)			766,221,058

	Rate	Face Amount
Short-Term Investments — 1.0%
State Street Institutional Liquid Reserves Fund (Cost — $7,973,588)	0.080%	$7,973,588	7,973,588
Total Investments — 99.8% (Cost — $586,942,174#)			774,194,646
Other Assets in Excess of Liabilities — 0.2%			1,756,662
Total Net Assets — 100.0%			$775,951,308

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2014 Semi-Annual Report	13

Statement of assets and liabilities (unaudited)

March 31, 2014

Assets:
Investments, at value (Cost — $586,942,174)	$774,194,646
Receivable for securities sold	11,311,253
Dividends and interest receivable	1,195,050
Receivable for Fund shares sold	861,239
Prepaid expenses	53,028
Total Assets	787,615,216

Liabilities:
Payable for securities purchased	11,068,299
Investment management fee payable	483,187
Payable for Fund shares repurchased	27,419
Service and/or distribution fees payable	900
Accrued expenses	84,103
Total Liabilities	11,663,908
Total Net Assets	$775,951,308

Net Assets:
Par value (Note 7)	$401
Paid-in capital in excess of par value	554,483,161
Undistributed net investment income	1,135,008
Accumulated net realized gain on investments	33,080,266
Net unrealized appreciation on investments	187,252,472
Total Net Assets	$775,951,308

Shares Outstanding:
Class A	76,286
Class A2	109,935
Class C	10,006
Class R	552
Class I	246,190
Class IS	39,645,259

Net Asset Value:
Class A (and redemption price)	$19.34
Class A2 (and redemption price)	$19.30
Class C*	$19.35
Class R (and redemption price)	$19.34
Class I (and redemption price)	$19.35
Class IS (and redemption price)	$19.36
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$20.52
Class A2 (based on maximum initial sales charge of 5.75%)	$20.48

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

14	Legg Mason BW Diversified Large Cap Value Fund 2014 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended March 31, 2014

Investment Income:
Dividends	$8,046,485
Interest	3,528
Total Investment Income	8,050,013

Expenses:
Investment management fee (Note 2)	2,711,771
Fees recaptured by investment manager (Note 2)	56,503
Registration fees	40,320
Trustees’ fees	36,030
Legal fees	32,899
Fund accounting fees	32,469
Transfer agent fees (Note 5)	16,451
Shareholder reports	16,451
Audit and tax	15,908
Insurance	6,209
Service and/or distribution fees (Notes 2 and 5)	5,699
Custody fees	3,282
Miscellaneous expenses	5,110
Total Expenses	2,979,102
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(8,768)
Net Expenses	2,970,334
Net Investment Income	5,079,679

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain from Investment Transactions	33,143,370
Change in Net Unrealized Appreciation (Depreciation) from Investments	51,818,000
Net Gain on Investments	84,961,370
Increase in Net Assets from Operations	$90,041,049

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2014 Semi-Annual Report	15

Statements of changes in net assets

For the Six Months Ended March 31, 2014 (unaudited) and the Year Ended September 30, 2013	2014	2013

Operations:
Net investment income	$5,079,679	$9,173,263
Net realized gain	33,143,370	32,621,727
Change in net unrealized appreciation (depreciation)	51,818,000	58,139,586
Increase in Net Assets From Operations	90,041,049	99,934,576

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(9,000,038)	(10,500,017)
Net realized gains	(32,437,086)	(18,179,406)
Decrease in Net Assets From Distributions to Shareholders	(41,437,124)	(28,679,423)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	61,740,541	138,206,811
Reinvestment of distributions	41,375,532	28,627,761
Cost of shares repurchased	(45,493,616)	(87,693,532)
Increase in Net Assets From Fund Share Transactions	57,622,457	79,141,040
Increase in Net Assets	106,226,382	150,396,193

Net Assets:
Beginning of period	669,724,926	519,328,733
End of period*	$775,951,308	$669,724,926
*Includesundistributed net investment income of:	$1,135,008	$5,055,367

See Notes to Financial Statements.

16	Legg Mason BW Diversified Large Cap Value Fund 2014 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2014[2]	2013	2012	2011	2010[3]

Net asset value, beginning of period	$18.11	$16.13	$12.65	$12.52	$12.00

Income from operations:
Net investment income	0.10	0.22	0.20	0.15	0.02
Net realized and unrealized gain	2.20	2.62	3.55	0.02	0.50
Total income from operations	2.30	2.84	3.75	0.17	0.52

Less distributions from:
Net investment income	(0.20)	(0.30)	(0.09)	(0.02)	—
Net realized gains	(0.87)	(0.56)	(0.18)	(0.02)	—
Total distributions	(1.07)	(0.86)	(0.27)	(0.04)	—

Net asset value, end of period	$19.34	$18.11	$16.13	$12.65	$12.52
Total return[4]	13.09%	18.62%	30.03%	1.35%	4.33%

Net assets, end of period (000s)	$1,475	$3,093	$656	$156	$104

Ratios to average net assets:
Gross expenses	1.40%[5]	1.45%	1.38%[6]	1.43%[6]	2.19%[5]
Net expenses[7,8,9]	1.10 [5,10]	1.10 [10]	1.22 [6,10]	1.30 [6]	1.27 [5]
Net investment income	1.08 [5]	1.30	1.31	1.10	1.98 [5]

Portfolio turnover rate	27%	53%	38%	59%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2014 (unaudited).

[3]	For the period September 7, 2010 (inception date) to September 30, 2010.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of a voluntary expense limitation arrangement, effective July 1, 2012, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.10%. This expense limitation arrangement is expected to continue until December 31, 2015, but may be terminated at any time by the manager.

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2014 Semi-Annual Report	17

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A2 Shares[1]	2014[2]	2013[3]

Net asset value, beginning of period	$18.07	$15.96

Income from operations:
Net investment income	0.09	0.17
Net realized and unrealized gain	2.20	2.82
Total income from operations	2.29	2.99

Less distributions from:
Net investment income	(0.19)	(0.32)
Net realized gains	(0.87)	(0.56)
Total distributions	(1.06)	(0.88)

Net asset value, end of period	$19.30	$18.07
Total return[4]	13.03%	19.77%

Net assets, end of period (000s)	$2,121	$1,276

Ratios to average net assets:
Gross expenses[5]	1.55%	1.26%
Net expenses[5,6,7,8,9]	1.30	1.26
Net investment income[5]	0.95	1.08

Portfolio turnover rate	27%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2014 (unaudited).

[3]	For the period October 31, 2012 (inception date) to March 31, 2013.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of a voluntary expense limitation arrangement, the ratio of expenses other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.30%. This expense limitation arrangement is expected to continue until December 31, 2015, but may be terminated at any time by the manager.

See Notes to Financial Statements.

18	Legg Mason BW Diversified Large Cap Value Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2014[2]	2013	2012	2011	2010[3]

Net asset value, beginning of period	$17.99	$16.00	$12.56	$12.52	$12.00

Income from operations:
Net investment income	0.03	0.10	0.09	0.05	0.01
Net realized and unrealized gain	2.20	2.61	3.53	0.01	0.51
Total income from operations	2.23	2.71	3.62	0.06	0.52

Less distributions from:
Net investment income	—	(0.16)	—	—	—
Net realized gains	(0.87)	(0.56)	(0.18)	(0.02)	—
Total distributions	(0.87)	(0.72)	(0.18)	(0.02)	—

Net asset value, end of period	$19.35	$17.99	$16.00	$12.56	$12.52
Total return[4]	12.70%	17.77%	29.09%	0.50%	4.33%

Net assets, end of period (000s)	$194	$204	$177	$71	$104

Ratios to average net assets:
Gross expenses	2.12%[5]	2.17%	2.11%[6]	2.18%[6]	2.94%[5]
Net expenses[7,8,9]	1.85 [5,10]	1.85 [10]	1.99 [6,10]	2.05 [6]	2.02 [5]
Net investment income	0.34 [5]	0.61	0.62	0.33	1.23 [5]

Portfolio turnover rate	27%	53%	38%	59%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2014 (unaudited).

[3]	For the period September 7, 2010 (inception date) to September 30, 2010.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of a voluntary expense limitation arrangement, effective July 1, 2012, the ratio of expenses other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.85%. This expense limitation arrangement is expected to continue until December 31, 2015, but may be terminated at any time by the manager.

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2014 Semi-Annual Report	19

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class R Shares[1]	2014[2]

Net asset value, beginning of period	$18.13

Income from operations:
Net investment income	0.05
Net realized and unrealized gain	1.16
Total income from operations	1.21

Net asset value, end of period	$19.34
Total return[3]	6.67%

Net assets, end of period (000s)	$11

Ratios to average net assets:
Gross expenses[4]	1.51%
Net expenses[4,5,6,7],8	1.35
Net investment income[4]	1.62

Portfolio turnover rate	27%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 31, 2014 (inception date) to March 31, 2014 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of a voluntary expense limitation arrangement, the ratio of expenses other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.35%. This expense limitation arrangement is expected to continue until December 31, 2015, but may be terminated at any time by the manager.

[9]	For the six months ended March 31, 2004 (unaudited).

See Notes to Financial Statements.

20	Legg Mason BW Diversified Large Cap Value Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2014[2]	2013	2012	2011	2010[3]

Net asset value, beginning of period	$18.13	$16.13	$12.65	$12.53	$12.00

Income from operations:
Net investment income	0.13	0.27	0.24	0.20	0.02
Net realized and unrealized gain	2.20	2.61	3.56	0.00 [4]	0.51
Total income from operations	2.33	2.88	3.80	0.20	0.53

Less distributions from:
Net investment income	(0.24)	(0.32)	(0.14)	(0.06)	—
Net realized gains	(0.87)	(0.56)	(0.18)	(0.02)	—
Total distributions	(1.11)	(0.88)	(0.32)	(0.08)	—

Net asset value, end of period	$19.35	$18.13	$16.13	$12.65	$12.53
Total return[5]	13.16%	18.99%	30.45%	1.62%	4.42%

Net assets, end of period (000s)	$4,765	$3,978	$3,015	$65	$105

Ratios to average net assets:
Gross expenses	1.00%[6]	1.08%[7]	0.94%[7]	1.18%[7]	1.94%[6]
Net expenses[8,9,10]	0.85 [6,11]	0.85 [7,11]	0.88 [7,11]	0.95 [7]	0.92 [6]
Net investment income	1.37 [6]	1.60	1.60	1.43	2.33 [6]

Portfolio turnover rate	27%	53%	38%	59%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2014 (unaudited).

[3]	For the period September 7, 2010 (inception date) to September 30, 2010.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]

As a result of a voluntary expense limitation arrangement, effective July 1, 2012, the ratio of expenses other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement is expected to continue until December 31, 2015, but may be terminated at any time by the manager.

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2014 Semi-Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2014[2]		2013	2012	2011	2010[3]

Net asset value, beginning of period	$18.14		$16.13	$12.65	$12.53	$12.00

Income from operations:
Net investment income	0.13		0.27	0.26	0.22	0.02
Net realized and unrealized gain	2.20		2.62	3.55	0.00 [4]	0.51
Total income from operations	2.33		2.89	3.81	0.22	0.53

Less distributions from:
Net investment income	(0.24)		(0.32)	(0.15)	(0.08)	—
Net realized gains	(0.87)		(0.56)	(0.18)	(0.02)	—
Total distributions	(1.11)		(0.88)	(0.33)	(0.10)	—

Net asset value, end of period	$19.36		$18.14	$16.13	$12.65	$12.53
Total return[5]	13.26%		18.98%	30.58%	1.72%	4.42%

Net assets, end of period (000s)	$767,385		$661,174	$515,481	$439,678	$122,063

Ratios to average net assets:
Gross expenses	0.82	%[6],7	0.84%[7]	0.84%[7]	0.94%[7]	1.70%[6]
Net expenses[8,9]	0.82	[6],7	0.84 [7]	0.84 [7]	0.85 [7,10]	0.82 [6,10]
Net investment income	1.41	[6]	1.61	1.78	1.58	2.40 [6]

Portfolio turnover rate	27%		53%	38%	59%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2014 (unaudited).

[3]	For the period September 7, 2010 (inception date) to September 30, 2010.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	Legg Mason BW Diversified Large Cap Value Fund 2014 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason BW Diversified Large Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

Legg Mason BW Diversified Large Cap Value Fund 2014 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

24	Legg Mason BW Diversified Large Cap Value Fund 2014 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$766,221,058	—	—	$766,221,058
Short-term investments†	7,973,588	—	—	7,973,588
Total investments	$774,194,646	—	—	$774,194,646

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the

Legg Mason BW Diversified Large Cap Value Fund 2014 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distrib-

26	Legg Mason BW Diversified Large Cap Value Fund 2014 Semi-Annual Report

ute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s investment advisor. LMPFA and Brandywine Global are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the investment adviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine Global 90% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, taxes, extraordinary expenses, brokerage commissions, dividend expenses on short sales, and acquired fund fees and expenses, to average net assets of the Fund’s Class A, Class A2, Class C, Class R, Class I and Class IS shares did not exceed 1.30%, 1.50%, 2.05%, 1.55%, 0.95% and 0.85%, respectively. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

Legg Mason BW Diversified Large Cap Value Fund 2014 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

As a result of voluntary expense limitation arrangements, the ratio of expenses other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Fund’s Class A, Class A2, Class C, Class R and Class I shares did not exceed 1.10%, 1.30%, 1.85%, 1.35% and 0.85%, respectively. These arrangements are expected to continue until December 31, 2015, but may be terminated at any time by the investment manager.

During the six months ended March 31, 2014, fees waived and/or expenses reimbursed amounted to $8,768.

The investment manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at March 31, 2014, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class R*	Class I
Expires September 30, 2014	$136	—	$98	—	$175
Expires September 30, 2015	458	—	163	—	462
Expires September 30, 2016	5,705	$9	601	—	9,303
Expires September 30, 2017	3,206	2,093	249	$3	3,217
Fee waivers/expense reimbursements subject to recapture	$9,505	$2,102	$1,111	$3	$13,157

*	For the period January 31, 2014 (inception date) to March 31, 2014.

For the six months ended March 31, 2014, LMPFA recaptured $56,503 for Class IS shares.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended March 31, 2014, LMIS and its affiliates retained sales charges of $637 and $4,142 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, there were no CDSCs paid to LMIS and its affiliates for the six months ended March 31, 2014.

28	Legg Mason BW Diversified Large Cap Value Fund 2014 Semi-Annual Report

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of March 31, 2014, Legg Mason and its affiliates owned 98.9% of the Fund.

3. Investments

During the six months ended March 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$260,664,527
Sales	190,911,610

At March 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$187,861,038
Gross unrealized depreciation	(608,566)
Net unrealized appreciation	$187,252,472

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended March 31, 2014, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class A2, Class C and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and Class R shares calculated at the annual rate of 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended March 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$2,647	$3,751
Class A2	2,121	4,181
Class C	923	295
Class R†	8	4
Class I	—	4,247
Class IS	—	3,973
Total	$5,699	$16,451

†	For the period January 31, 2014 (inception date) to March 31, 2014.

Legg Mason BW Diversified Large Cap Value Fund 2014 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

For the six months ended March 31, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$3,206
Class A2	2,093
Class C	249
Class R†	3
Class I	3,217
Class IS	—
Total	$8,768

†	For the period January 31, 2014 (inception date) to March 31, 2014.

6. Distributions to shareholders by class

	Six Months Ended March 31, 2014	Year Ended September 30, 2013
Net Investment Income:
Class A	$31,378	$19,891
Class A2	15,965	2,136
Class C	—	1,750
Class R†	—	—
Class I	49,445	72,675
Class IS	8,903,250	10,403,565
Total	$9,000,038	$10,500,017

Net Realized Gains:
Class A	$135,587	$36,970
Class A2	74,366	3,718
Class C	6,504	6,008
Class R†	—	—
Class I	182,195	125,495
Class IS	32,038,434	18,007,215
Total	$32,437,086	$18,179,406

†	For the period January 31, 2014 (inception date) to March 31, 2014.

7. Shares of beneficial interest

At March 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

30	Legg Mason BW Diversified Large Cap Value Fund 2014 Semi-Annual Report

Transactions in shares of each class were as follows:

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount
Class A
Shares sold	44,257	$817,448	207,440	$3,524,567
Shares issued on reinvestment	9,148	166,967	3,724	56,861
Shares repurchased	(147,853)	(2,733,482)	(81,138)	(1,427,220)
Net increase (decrease)	(94,448)	$(1,749,067)	130,026	$2,154,208

Class A2
Shares sold	44,726	$837,870	80,206	$1,345,581
Shares issued on reinvestment	4,960	90,330	383	5,854
Shares repurchased	(10,379)	(194,359)	(9,961)	(174,467)
Net increase	39,307	$733,841	70,628	$1,176,968

Class C
Shares sold	3,400	$63,630	1,117	$19,072
Shares issued on reinvestment	356	6,503	509	7,758
Shares repurchased	(5,076)	(97,015)	(1,364)	(22,192)
Net increase (decrease)	(1,320)	$(26,882)	262	$4,638

Class R†
Shares sold	552	$10,000	—	—
Net increase	552	$10,000	—	—

Class I
Shares sold	46,803	$867,468	96,223	$1,549,989
Shares issued on reinvestment	9,323	170,049	9,607	146,508
Shares repurchased	(29,330)	(558,874)	(73,416)	(1,272,659)
Net increase	26,796	$478,643	32,414	$423,838

Class IS
Shares sold	3,182,149	$59,144,125	7,632,021	$131,767,602
Shares issued on reinvestment	2,244,610	40,941,683	1,861,781	28,410,780
Shares repurchased	(2,234,000)	(41,909,886)	(5,000,932)	(84,796,994)
Net increase	3,192,759	$58,175,922	4,492,870	$75,381,388

†	For the period January 31, 2014 (inception date) to March 31, 2014.

8. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net

Legg Mason BW Diversified Large Cap Value Fund 2014 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

32	Legg Mason BW Diversified Large Cap Value Fund 2014 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

At its November 2013 meeting, the Fund’s Board of Trustees (the “Board”) approved the continuation of the management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the subadvisory agreement (the “Advisory Agreement”) with Brandywine Global Investment Management, LLC (the “Adviser”). (The Management and the Advisory Agreements are jointly referred to as the “Agreements.”) The trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), met on October 10, 2013, with the assistance of their independent legal counsel and contract review consultant, to review and evaluate the materials provided by the Manager and the Adviser to assist the Board, and in particular the Independent Trustees, in considering renewal of the Management and Advisory Agreements, respectively. At the October meeting the Independent Trustees received a presentation from senior Fund management and reviewed and evaluated the information management provided, a memorandum from legal counsel and materials from the contract review consultant. The Independent Trustees further discussed renewal of the Management and Advisory Agreements in an executive session held on November 8, 2013.

In voting to approve continuance of the Agreements, the Board, including the Independent Trustees, considered whether continuance of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Agreements. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve continuance of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Adviser, under the Management and Advisory Agreements, respectively. The Board also considered the Manager’s supervisory activities over the Adviser. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Adviser and the quality of the Manager’s administrative and other services.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its

Legg Mason BW Diversified Large Cap Value Fund	33

Board approval of management and subadvisory agreements (unaudited) (cont’d)

knowledge of the Manager and the Manager’s affiliates, the financial resources available through the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities between the Manager and the Adviser and the oversight provided by the Manager. The Board also considered the Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies regarding soft dollars, the existence of quality controls applicable to brokerage allocation procedures and the benefits the Adviser derives from soft dollars.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to a Lipper benchmark. In addition, the Trustees noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark and had met with the Fund’s portfolio managers at in-person meetings during the year.

The Board noted the Fund’s underperformance for Class IS Shares, placing it in the fifth quintile for the one-year period ended June 30, 2013. The Board considered the analysis provided by the Adviser of the reasons for the underperformance during the specific period. The Board noted that its evaluation of the factors of the nature, extent and quality of services and investment performance led it to conclude that it was in the best interest of the Fund to approve renewal of the Agreement.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and advisory services provided by the Manager and the Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the fee to the Adviser. In addition, the Board reviewed and considered the actual management fee rate (after taking into account the recapture of fees previously waived) (the “Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out the range of fees based on asset classes. In addition,

34	Legg Mason BW Diversified Large Cap Value Fund

the Manager provided and discussed with the Board a comparison with the fees of other registered investment companies managed in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper, Inc., as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that the Contractual Management Fee was competitive (third quintile), the Actual Management Fee was higher than median (fifth quintile) and that actual expenses of the Class IS Shares, although higher than the expense group median by 4 basis points, were lower than the Lipper expense universe median.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2013, which corresponds to Legg Mason’s most recently completed fiscal year. The Board considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow and whether the Fund has appropriately benefited from any economies of scale. Given the asset size of the Fund and the complex and the currently existing breakpoints, the Board concluded that any economies of scale currently being realized were appropriately being reflected in the Management Fee paid by the Fund.

The Board considered other benefits received by the Manager and its affiliates, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided by the Manager regarding intermediary arrangements.

In light of the structure of the fees, the costs of providing investment management and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interest of the Fund.

Legg Mason BW Diversified Large Cap Value Fund	35

Legg Mason BW

Diversified Large Cap Value Fund

Trustees

Kenneth D. Fuller

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy

Chair

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Brandywine Global Investment Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason BW Diversified Large Cap Value Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason BW Diversified Large Cap Value Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason BW Diversified Large Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013521 5/14 SR14-2198

ITEM 2.	CODE OF ETHICS.

Not applicable

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	May 23, 2014